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                                                                EXHIBIT 10.2

                         FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is entered into as of the 27th day of September, 1996, by and among each Person designated as a Lender on the signature pages hereof (such Persons are collectively the "Lenders"), DSC COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), DSC FINANCE CORPORATION, a Delaware corporation, DSC INTERNATIONAL CORPORATION, a Delaware corporation, DSC MARKETING SERVICES, INC., a Delaware corporation, DSC OF PUERTO RICO, INC., a Delaware corporation, DSC TELECOMMUNICATIONS CORPORATION, a Delaware corporation, DSC TELECOM, INC., a Nevada corporation, DSC TELECOM L.P., a Texas limited partnership (such other corporations and limited partnerships being collectively, the "Guarantors") (the Company and the Guarantors being collectively, the "Loan Parties"), and NATIONSBANK OF TEXAS, NATIONAL ASSOCIATION, as Administrative Lender for the Lenders (the "Administrative Lender") to the extent and in the manner provided for in the Credit Agreement (defined below and herein so called).


                                   BACKGROUND

         A. The Lenders, the Loan Parties, and the Administrative Lender are parties to that certain Multicurrency Credit Agreement dated as of May 8, 1996 (the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

         B. The Lenders, the Loan Parties and the Administrative Lender desire to amend the Credit Agreement.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. AMENDMENT. Section 5.18 of the Credit Agreement is hereby amended to read as follows:

                 "5.18    Consolidated Funded Debt to Consolidated Excess Cash
         Flow Ratio. On the last day of each fiscal quarter, Loan Parties will not permit the Consolidated Funded Debt to Consolidated Excess Cash Flow Ratio to exceed 3.25 to 1; provided, however, for purposes of the determination of the Consolidated Funded Debt to Consolidated Excess Cash Flow Ratio for the fiscal quarter ending September 27, 1996 and the three immediately following fiscal quarters there shall be excluded from the calculation of Consolidated EBITDA the special charge to be taken against pre-tax earnings of
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         Company for the fiscal quarter ending September 27, 1996 in an amount not to exceed $96,500,000."

         2. REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, each Loan Party represents and warrants that, as of the date hereof and after giving effect to the amendment contemplated by the foregoing Section 1:

         (a) the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof as made on and as of such date;

         (b) no event has occurred and is continuing which constitutes a Default or an Event of Default;

         (c) it has no claims or offsets against, or defenses or counterclaims to, its obligations under the Loan Documents;

         (d) each Loan Party has full power and authority to execute and deliver this First Amendment, and this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of such Loan Party, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable debtor relief laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws; and

         (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person, is required for the execution, delivery or performance by such Loan Party of this First Amendment.

         3. CONDITIONS OF EFFECTIVENESS. This First Amendment shall be effective as of September 27, 1996, subject to the following:

         (a) the Administrative Lender shall have received counterparts of this First Amendment executed by each Loan Party and the Determining Lenders; and

         (b) the Administrative Lender shall have received, in form and substance satisfactory to the Administrative Lender and its counsel, such other documents, certificates and instruments as the Administrative Lender shall require.

         4. GUARANTOR ACKNOWLEDGEMENT. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution and delivery of this First Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First





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Amendment or any of the provisions contemplated herein, and (iii) ratifies and confirms its obligations under its Guaranty.

         5.      REFERENCE TO CREDIT AGREEMENT.

         (a) Upon the effectiveness of this First Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

         (b) The Credit Agreement, as amended by this First Amendment, and all other Loan Documents executed in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

         6. COSTS, EXPENSES AND TAXES. The Company agrees to pay on demand all costs and expenses of the Administrative Lender in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder.

         7. EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         8. GOVERNING LAW: BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon each Loan Party, the Administrative Lender, each Lender and their respective successors and assigns.

         9. HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

         10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.



                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK





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         IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment as the date first above written.

                                        BORROWER:

                                        DSC COMMUNICATIONS CORPORATION,
                                        a Delaware corporation



                                        By: /s/ CHRISTIAN J. ORNES
                                            -----------------------------------
                                            Christian J. Ornes
                                            Vice President and Treasurer


                                        GUARANTORS:

                                        DSC FINANCE CORPORATION,
                                        a Delaware corporation



                                        By: /s/ CHRISTIAN J. ORNES
                                            -----------------------------------
                                            Christian J. Ornes
                                            Vice President and Treasurer


                                        DSC INTERNATIONAL CORPORATION,
                                        a Delaware corporation



                                        By: /s/ CHRISTIAN J. ORNES
                                            -----------------------------------
                                            Christian J. Ornes
                                            Vice President and Treasurer





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                                        DSC MARKETING SERVICES, INC.,
                                        a Delaware corporation



                                        By: /s/ CHRISTIAN J. ORNES
                                            -----------------------------------
                                            Christian J. Ornes
                                            Vice President and Treasurer


                                        DSC OF PUERTO RICO, INC.,
                                        a Delaware corporation



                                        By: /s/ CHRISTIAN J. ORNES
                                            -----------------------------------
                                            Christian J. Ornes
                                            Vice President and Treasurer


                                        DSC TELECOMMUNICATIONS CORPORATION,
                                        a Delaware corporation



                                        By: /s/ CHRISTIAN J. ORNES
                                            -----------------------------------
                                            Christian J. Ornes
                                            Treasurer


                                        DSC TELECOM, INC.,
                                        a Nevada corporation



                                        By: /s/ CHRISTIAN J. ORNES
                                            -----------------------------------
                                            Christian J. Ornes
                                            Treasurer





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                                        DSC TELECOM L.P.,
                                        a Texas limited partnership

                                        By: DSC TELECOMMUNICATIONS
                                            CORPORATION, its General Partner



                                            By: /s/ CHRISTIAN J. ORNES
                                                --------------------------------
                                                Christian J. Ornes
                                                Treasurer


                                        LENDERS:

                                        NATIONSBANK OF TEXAS, NATIONAL
                                        ASSOCIATION



                                        By: /s/ BRENT W. MELLOW
                                            -----------------------------------
                                            Brent W. Mellow
                                            Vice President


                                        THE FIRST NATIONAL BANK OF CHICAGO



                                        By: /s/ JENNY A. GILPIN
                                            ------------------------------------
                                            Name: Jenny A. Gilpin
                                                  ------------------------------
                                            Title: Vice President
                                                   -----------------------------





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                                        ABN AMRO BANK N.V. HOUSTON AGENCY

                                        By: ABN AMRO North America, Inc.,
                                            as agent



                                            By: /s/ LILA JORDAN
                                                -------------------------------
                                                Name: Lila Jordan
                                                      -------------------------
                                                Title: Vice President and
                                                       Director
                                                       ------------------------



                                            By: /s/ RONALD A. MAHLE
                                                -------------------------------
                                                Name: Ronald A. Mahle
                                                      -------------------------
                                                Title: Group Vice President and
                                                       Director
                                                       ------------------------


                                        COMMERZBANK AKTIENGESELLSCHAFT,
                                        ATLANTA AGENCY



                                        By: /s/ H. YERGEY
                                            -----------------------------------
                                            Name: H. Yergey
                                                  -----------------------------
                                            Title: Vice President
                                                   ----------------------------




                                        By: /s/ E. KAGERER
                                            -----------------------------------
                                            Name: E. Kagerer
                                                  -----------------------------
                                            Title: Vice President
                                                   ----------------------------


                                        CORESTATES BANK N.A.




                                        By: /s/ RANDAL D. SOUTHERN
                                            -----------------------------------
                                            Name: Randal D. Southern
                                                  -----------------------------
                                            Title: Vice President
                                                   ----------------------------





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